UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

Eureka Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42152	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

14 Prudential Tower

Singapore 049712

(Address of principal executive offices)

(+1) 949 899 1827

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-fifth of one Class A ordinary share	EURKU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	EURK	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-fifth of one Class A ordinary share	EURKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Business Combination Agreement

On October 29, 2025, Eureka Acquisition Corp, a Cayman Islands exempted company (the “SPAC”), entered into a business combination agreement (as the same may be amended, supplemented or otherwise modified from time to time, the “BCA”), with Marine Thinking Inc., a company (the “Company”) incorporated under the Canada Business Corporations Act (“CBCA”) and 17358750 Canada Inc., a company incorporated under the CBCA and a wholly-owned subsidiary of the SPAC (the “Amalgamation Sub,” together with the SPAC and the Company, the “Parties, ” and each, a “Party”). The BCA and the transactions contemplated thereby were unanimously approved by the boards of directors of each of the SPAC and the Company.

The Business Combination

The BCA contemplates that the business combination among the SPAC, the Company and Amalgamation Sub will be completed through the following series of transactions:

●	prior to the time when the Amalgamation (as defined below) becomes effective (the “Amalgamation Effective Time”), the SPAC shall complete the deregistration as a Cayman Islands exempted company in accordance with section 206 of the Companies Act and, immediately upon such deregistration, the domestication to Canada under the CBCA (the “SPAC Continuance”). Upon the completion of the SPAC Continuance, the name of the SPAC shall be changed from “Eureka Acquisition Corp” to “Marine Thinking Holdings Inc.” or such other name as the Parties may agree on.

●	following the SPAC Continuance, and in accordance with the applicable provisions of the BCA and in accordance with the CBCA, at the closing of the transactions contemplated by the BCA (the “Closing”), the Company and the Amalgamation Sub shall amalgamate and continue as one company, being the Amalco (“Amalco”), under the terms and conditions prescribed in the amalgamation agreement to be signed by the Company and Amalgamation Sub and in accordance with section 181 of the CBCA (the “Amalgamation”). Following the Amalgamation Effective Time, the Amalco will become a direct wholly owned subsidiary of the SPAC.

Conversion of Securities

At the Amalgamation Effective Time, by virtue of the Amalgamation and without any action on the part of any party or the holders of shares of the Company or the Amalgamation Sub:

(i)

Each Company Share issued and outstanding immediately prior to the Amalgamation Effective Time (other than the Dissent Shares as defined in the BCA) shall automatically be cancelled in exchange for a number of fully paid and non-assessable SPAC Class A Shares equal to the Amalgamation Multiple and such Company Share shall no longer be outstanding and cease to exist by virtue of the Amalgamation. In consideration of the foregoing issuance of the SPAC Class A Shares, Amalco shall issue to the SPAC one Amalco Share (as defined in the BCA) for each SPAC Class A Share so issued. Additionally, the SPAC shall receive one Amalco Share in exchange for each share of the Amalgamation Sub held by it and the shares of the Amalgamation Sub will be cancelled;

(ii)	Each Company Option issued and outstanding immediately prior to the Amalgamation Effective Time shall automatically be cancelled in exchange for a share option exercisable to receive SPAC Class A Shares (each, a “Rollover Option”) for each Company Option held, and shall no longer be outstanding and cease to exist by virtue of the Amalgamation. The Company shall assign, and the SPAC shall assume, the Company Option Agreements, and any restriction on any Company Option shall continue in full force and effect under the Rollover Option and the terms and other provisions of such Company Option shall otherwise remain unchanged, except for terms rendered inoperative by reason of the Transactions (as defined below) or for such other immaterial administrative or ministerial changes as the SPAC Board (or the compensation committee of the SPAC Board) may determine in good faith are necessary to effectuate the administration of the Rollover Options. The number of the SPAC Class A Shares issuable upon exercise of each Rollover Option shall be determined by multiplying the number of Company Shares (as defined below) that were subject to such Company Option immediately prior to the consummation of the Amalgamation by the Amalgamation Multiple, and rounding the resulting number down to the nearest whole number of the SPAC Class A Shares.

(iii)	Each share of the Amalgamation Sub shall automatically be cancelled in exchange for the right to receive one fully paid and non-assessable Amalco Share, following which shares of the Amalgamation Sub shall no longer be outstanding and cease to exist by virtue of the Amalgamation.

At the Amalgamation Effective Time, without any action on the part of any Party or the holders of shares of the SPAC:

(i)	Each SPAC Unit (as defined below) issued and outstanding immediately prior to the Closing shall (to the extent not already separated) be automatically severed and the holder thereof shall be deemed to hold one SPAC Class A Share and one SPAC Right (as defined below) in accordance with the terms of the applicable SPAC Unit;

(ii)	Each SPAC Right issued and outstanding immediately prior to the Closing shall be automatically converted into one-fifth of a SPAC Class A Share; and

(iii)	Immediately following the separation of each SPAC Unit in accordance with paragraph (i) above and the conversion of the SPAC Rights in accordance with paragraph (ii) above, (A) each SPAC Class A Ordinary Share, other than the SPAC Class A Shares to be redeemed pursuant to the SPAC Share Redemption (as defined in the BCA), shall continue to be issued and outstanding, (B) each SPAC Class A Share to be redeemed pursuant to the SPAC Share Redemption shall automatically be cancelled in exchange for the right to be redeemed pursuant to the SPAC Share Redemption, and shall no longer be outstanding and cease to exist, (C) each SPAC Class B Share issued and outstanding immediately prior to the Closing shall automatically be cancelled in exchange for the right to receive one SPAC Class A Share, and shall no longer be outstanding and cease to exist, and (D) each SPAC Share held in the treasury of the SPAC immediately prior to the Closing shall no longer be outstanding and be cancelled and cease to exist and no consideration shall be delivered or deliverable in exchange therefor.

For purposes of this Form 8-K:

●	“Amalgamation Multiple” means the quotidian obtained by dividing (i) Total Share Consideration, by (ii) the total number of the common shares in the capital of the Company (“Company Shares”) on a fully diluted basis as of immediately prior to the Closing (assuming the exchange, conversion or exercise of any options, warrants or other convertible or exchangeable securities), including without limitation the shares issuable under certain agreements entered into between the Company and its employees before the Closing pursuant to which the Company grants certain options to purchase to purchase Marine Thinking Shares such employees (“Company Options”).

●	“SPAC Class A Shares” means (i) prior to the SPAC Continuance, the Class A ordinary shares of the SPAC, par value $0.0001 per share and (ii) following the SPAC Continuance, SPAC Class A Shares shall mean the Class A common shares without par value in the authorized share capital of the SPAC.

●	“SPAC Class B Shares” means (i) prior to the SPAC Continuance, the Class B ordinary shares of the SPAC, par value $0.0001 per share and (ii) following the SPAC Continuance, SPAC Class B Shares shall mean the Class B common shares without par value in the authorized share capital of the SPAC (together with SPAC Class A Shares, the “SPAC Shares”).

●	“SPAC Right” means a right to receive one-fifth (1/5) of one SPAC Class A Share upon consummation of the Business Combination (as defined below).

●	“SPAC Unit” means a unit of the SPAC comprised of one SPAC Class A Share and one SPAC Right, which shall include without limitation the public units, the private units and the units issued upon conversion of the loans of the SPAC.

●	“Total Share Consideration” means the quotidian obtained by dividing (i) US$130.0 million plus the cash proceeds from the Pre-IPO Investment(s) (as defined in the BCA), if any, after deduction of costs and expenses incurred by the Company in connection with the Pre-IPO Investment(s), which amount shall in no event exceed $6.5 million, by (ii) US$10.0 per SPAC Class A Share (as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the Closing and prior to the applicable redemption or conversion).

The Continuance, the Amalgamation, and the other transactions contemplated by the BCA are hereinafter referred to as the “Business Combination” or the “Transactions.” The closing of the Business Combination shall take place electronically by remote exchange of the closing deliverables as promptly as reasonably practicable, but in no event later than the fifth (5) Business Day, following the satisfaction (or, to the extent permitted by applicable law or waiver) of the conditions set forth in the BCA (the “Closing Date”) or at such other place, date and/or time as the SPAC and the Company may agree in writing.

Representations and Warranties; Covenants

The parties to the BCA have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the BCA agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of the Company and its subsidiaries during the period between execution of the BCA and the Closing. Each of the parties to the BCA has agreed to use its reasonable best efforts to take, or cause to be taken, appropriate action, and to do, or cause to be done, all things as are necessary or desirable under applicable laws or otherwise, and each shall cooperate with the other, to consummate and make effective the Transactions.

Governance

Subject to the terms of the SPAC’s Organizational Documents, the parties have agreed to take all such action within its power as may be necessary or appropriate such that from and after the Closing, the SPAC Board shall consist of seven (7) directors, consisting of (i) six (6) directors designated by the Company, four of whom shall be “independent” under the applicable stock exchange rules and one of whom shall be the “financial expert” as determined under SEC rules and regulations, and (ii) one director designated by the Hercules Capital Management Corp, a British Virgin Islands company (the “SPAC Sponsor”) or its affiliates.

Conditions to Each Party’s Obligations

Under the BCA, the obligations of all of the parties to consummate the Closing are subject to the satisfaction of all the following conditions:

(i)	Neither the provisions of any applicable law nor any order shall prohibit or prevent the consummation of the Business Combination;

(ii)	There shall not be any action brought by a third party that is not an affiliate of the parties hereto to enjoin or otherwise restrict the consummation of the Closing;

(iii)	The SEC shall have declared the proxy statement/prospectus (the “Registration Statement”) with respect to the shareholders meeting of the SPAC and the Transactions contemplated by the BCA effective. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and outstanding;

(iv)	(a) the SPAC Shares to be issued in connection with the Transactions shall have been approved for listing on Nasdaq or the Alternative Exchange (as defined in the BCA), to the extent such approval is required, and the SPAC will, immediately following the Closing, satisfy any applicable initial and continuing listing requirements of Nasdaq or the Alternative Exchange, and the SPAC shall not have received any notice of non-compliance therewith, and (b) as of the Closing Date, the SPAC shall not have received any written notice from Nasdaq or the Alternative Exchange that it has failed, or would reasonably be expected to fail, to meet the applicable listing requirements as of the Closing Date for any reason, where such notice has not been subsequently withdrawn by Nasdaq or the Alternative Exchange or the underlying failure appropriately remedied or satisfied; and

(v)	The SPAC Shareholder Approval (as defined in the BCA) shall have been duly obtained.

Conditions to the Obligation of SPAC

The obligations of the SPAC to consummate the Closing is subject to the satisfaction, or the waiver at the SPAC’ sole and absolute discretion, of certain conditions including but not limited to:

(i)	The Company shall have duly performed all obligations under the BCA required to be performed by it at or prior to the Closing Date in all material respects, unless the applicable obligation has a materiality qualifier in which case it shall be duly performed in all respects;

(ii)	All of the representations and warranties of the Company contained in the BCA shall in all material respects: (i) be true and correct at and as of the date of the BCA, and (ii) be true and correct as of the Closing Date (except for the representation and warranties that speak as of a specific date prior to the Closing Date, in which case such representations and warranties need only to be true and correct as of such earlier date);

(iii)	There shall have been no event, change or occurrence which has a Company Material Adverse Effect (as defined in the BCA);

(iv)	The SPAC shall have received the Lock-up Agreement, the Non-Compete Agreement and the Registration Rights Agreement duly executed by the holders of Company Shares (“Company Shareholders”) who are signatories thereto, and the Employment Agreements duly executed by each of Lishao Wang, Wenwen Pei, Tianye Wang and Xiaoge Cheng, in each case dated as of the Closing Date; and

(v)	The SPAC shall have received the certified true copies of the Company Approvals (as defined in the BCA); and

(vi)	The aggregate number of Dissent Shares (as defined in the BCA) shall not exceed 5% of the aggregate number of Company Shares outstanding immediately prior to the Amalgamation Effective Time.

Conditions to the Obligation of the Company Consummate the Transactions

The obligations of the Company to consummate the Closing is subject to the satisfaction, or the waiver at the Company’s discretion, of certain conditions including but not limited to:

(i)	The SPAC shall have duly performed all of their obligations thereunder required to be performed by them at or prior to the Closing Date in all material respects, unless the applicable obligation has a materiality qualifier in which case it shall be duly performed in all respects;

(ii)	All of the representations and warranties of the SPAC contained in the BCA shall: (i) be true and correct at and as of the date of the BCA and (ii) be true and correct as of the Closing Date (except for representation and warranties that speak as of a specific date prior to the Closing Date, in which case such representations and warranties need only to be true and correct as of such earlier date), in the case of (i) and (ii), other than as would not in the aggregate reasonably be expected to have a SPAC Material Adverse Effect (as defined in the BCA);

(iii)	There shall have been no event, change or occurrence which has a SPAC Material Adverse Effect (as defined in the BCA); and

(iv)	The Company shall have received the Lock-up Agreement duly executed by the SPAC Sponsor and the Registration Rights Agreement duly executed by the parties thereto, in each case dated as of the Closing Date.

Termination

The BCA may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including but not limited to:

(i)	by mutual written consent of the SPAC and the Company at any time;

(ii)	by the SPAC or the Company by giving written notice to the other if any law or order shall have enacted, issued, promulgated or enforced which has become final and non-appealable and has the effect of making the consummation of the Business Combination illegal;

(iii)	by the SPAC or the Company by giving written notice to the other if the SPAC Shareholder Approval (as defined in the BCA) shall fail to receive the requisite vote for approval at the at the SPAC Shareholders’ Meeting (as defined in the BCA);

(iv)	in the event that the Closing of the Transactions contemplated thereunder has not occurred within 18 months following the date of this Agreement (as may be extended by the mutual agreement of the SPAC and the Company, the “Outside Closing Date”), by the SPAC or the Company by giving written notice to the other at any time after the Outside Closing Date, provided that, (i) the right to terminate the BCA shall not be available to the SPAC if the SPAC’s material breach of the BCA shall have primarily caused the failure to consummate the Business Combination on or before the Outside Closing Date, and (ii) the right to terminate the BCA shall not be available to the Company if the Company’s material breach of the BCA shall have primarily caused the failure to consummate the Business Combination on or before the Outside Closing Date;

(v)	by the SPAC by giving written notice to the Company, if the Company shall have failed to deliver any of the PCAOB Financials (as defined in the BCA) to the SPAC on or before the applicable date in accordance with the BCA;

(vi)	by the SPAC by giving written notice to the Company, if there shall have been a Company Material Adverse Effect which is uncured for at least ten (10) Business Days after written notice of such Company Material Adverse Effect is provided by the SPAC to the Company;

(vii)	by the SPAC by giving written notice to the Company, if a SPAC Extension is not effected and the SPAC must liquidate in accordance with its Organizational Documents;

(viii)	by the SPAC by written notice to the other Parties if the Company Shareholder Approval shall not have been obtained within twenty (20) Business Days after the Registration Statement becomes effective;

(ix)	by the SPAC by giving notice to the Company prior to the Closing, without prejudice to any rights or obligations the SPAC may have, if the Company shall have materially breached any of its covenants, agreements, representations, and warranties contained herein or in any Transaction Documents (as defined in the BCA) to be performed on or prior to the Closing Date and such breach shall not be cured within thirty (30) days following receipt by the Company of a notice describing in reasonable detail the nature of such breach; and

(x)	by the Company by giving notice to the SPAC prior to the Closing, without prejudice to any rights or obligations the Company may have, if the SPAC shall have materially breached any of its covenants, agreements, representations, and warranties contained herein or in any Transaction Documents (as defined in the BCA) to be performed on or prior to the Closing Date and such breach shall not be cured within thirty (30) days following receipt by the SPAC of a notice describing in reasonable detail the nature of such breach.

If the BCA is validly terminated in accordance with its terms, the BCA shall become void, except for certain limited exceptions, including parties shall not be relieved any liability for any breach of any representation, warranty, covenant or obligation under the BCA and liability arising out of any claim based upon fraud, willful misconduct or intentional misrepresentation. In the event that the BCA is terminated pursuant to paragraphs (iv) and (ix) above, then, without prejudice to any rights or obligations the SPAC may have, within five (5) Business Days of such termination, the Company shall pay to the SPAC a termination fee in the amount of US$2,000,000. In the event that the BCA is terminated pursuant to paragraph (x) above, then, without prejudice to any rights or obligations the Company may have, within five (5) Business Days of such termination, the SPAC shall pay to the Company a termination fee in the amount of US$2,000,000.

A copy of the BCA is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the BCA is qualified in its entirety by reference thereto. The BCA contains representations, warranties and covenants that the respective parties made to each other as of the date of the BCA or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the BCA are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the BCA as characterizations of the actual state of facts about the SPAC, the Company, or the Amalgamation Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the BCA, which subsequent information may or may not be fully reflected in the disclosure of Marine Thinking Holdings Inc. (or such other name as the parties may agree on).

Support Agreement

Concurrently with the execution of the BCA, the SPAC Sponsor, the SPAC and the Company have entered into a support agreement (the “Support Agreement”) pursuant to which, among other things, the SPAC Sponsor agreed to (i) vote, or cause to be voted or consented at any meeting of the shareholders of the SPAC, or in any action by written consent of the shareholders, all of its SPAC Shares which the SPAC Sponsor owns of record or has the power to vote as of the record date for such meeting (the “Shares”), (a) in favor of the approval and adoption of the BCA and the Transactions contemplated thereby, and any other matter reasonably necessary to the consummation of the Business Combination, and (b) against the proposals in connection with other alternative business combinations other than the Business Combination with the Company; and (ii) not to transfer any Shares until the Expiration Time (as defined in the Support Agreement).

The foregoing description of the Support Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Voting Agreement

Concurrent with the execution and delivery of the BCA, the Company, the SPAC, the Amalgamation Sub and certain shareholders of the Company (the “Requisite Shareholders”), have entered into a voting agreement (the “Voting Agreement”), pursuant to which the Requisite Shareholders agreed to, among other things, (i) vote, or cause to be voted or consented at a meeting of the Company Shareholders, or in any action by written consent of the shareholders, all Company Shares which the Requisite Shareholders own of record or have the power to vote (including any successor shares of Company of which ownership of record or the power to vote is hereafter acquired by the Requisite Shareholders prior to the termination of the Company Voting Support Agreement) (the “Subject Shares”), (a) in favor of the approval and adoption of the BCA and the Transactions contemplated thereby, and any other matter reasonably necessary to the consummation of the Business Combination, and (b) against the proposals in connection with other alternative business combinations other than the Business Combination with the SPAC; and (ii) not to transfer any Subject Shares until the Expiration Time (as defined in the Voting Agreement).

The foregoing description of the Voting Agreement is subject to and qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

The BCA contemplates that, at the Closing, the SPAC, the SPAC Sponsor, each of the Company Shareholders and certain other parties named therein will enter into an amended and restated registration rights Agreement (the “Registration Rights Agreement”), pursuant to which the SPAC will agree to register for resale, pursuant to applicable securities laws and regulations, with respect to the registrable securities held by the Holders (as defined in the Registration Rights Agreement).

The foregoing description of the Registration Rights Agreement is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement. A form of which is included as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Lock-Up Agreements

The BCA contemplates that at the Closing, each of the SPAC Sponsor and certain of the Company Shareholders will enter into a lock-up agreement (collectively, the “Lock-up Agreements”), pursuant to which (i) the SPAC Sponsor agrees on certain restrictions on transfer of SPAC Class B Shares held by the SPAC Sponsor immediately prior to Closing; and (ii) certain of the Company Shareholders agree on certain restrictions on transfer of SPAC Shares held by them immediately after the Closing, including any shares issuable upon the exercise of any rights, options, warrants or other securities to purchase any SPAC Shares held by them immediately after the Closing, or any rights, options, warrants or other securities convertible into or exercisable or exchangeable for any SPAC Shares held by them immediately after the Closing. The lock-up period commences on the Amalgamation Effective Time and continues until the earlier of (i) three-hundred and sixty-five (365) days after the Closing, or (ii) the date on which the SPAC completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the SPAC’s shareholders having the right to exchange their SPAC Shares or other equity securities of the SPAC for cash, securities or other property.

The foregoing description of the form of Lock-Up Agreement is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement. A form of which is included as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Option Purchase Agreement

On July 6, 2025, the SPAC Sponsor and the Company entered into an option purchase agreement (as amended on September 2, 2025, the “Option Purchase Agreement”), pursuant to which the SPAC Sponsor agreed to sell to the Company, and the Company agreed to purchase from the SPAC Sponsor, an option to purchase 583,333 SPAC Shares held by the SPAC Sponsor (the “Option Securities”) for an aggregate purchase price of $1,750,000. The aggregate exercise price of the option itself is $1.00 for all of the Option Securities. The options are exercisable for the period commencing on the expiration or early release of applicable transfer restrictions on the Option Securities (as provided in the letter agreement dated July 2, 2024 entered into by and among the SPAC, the SPAC Sponsor and certain other parties in connection with the SPAC’s initial public offering) and ending on July 5, 2026. On September 23, 2025, the Company entered into an option assignment agreement (the “Option Assignment Agreement”) and assigned its rights, interests and obligations in whole under the Option Purchase Agreement to a company that is owned by the current shareholders of the Company in substantially similar proportions as their respective shareholdings in the Company.

The foregoing description of the Option Purchase Agreement and the Option Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Option Purchase Agreement and the Option Assignment Agreement, which are attached hereto as Exhibit 10.5 and Exhibit 10.6, respectively.

Finder’s Agreement

On April 1, 2025, the SPAC entered into a finder’s agreement (the “Finder’s Agreement”) with Alpha Innovators Limited, a British Virgin Islands exempted company (the “Finder”), pursuant to which the Finder agreed to introduce potential targets to the SPAC. If the SPAC consummates a business combination with one or more targets introduced by the Finder during the term of the Finder’s Agreement and a period of twelve (12) months following the termination of the Finder’s Agreement, then the SPAC shall issue to the Finder or its designated affiliates, upon the completion of each business combination(s) and as complete and full compensation for Finder under Finder’s Agreement, a number of SPAC Class A Shares equal to the quotient obtained by dividing 3% of the Company Valuation (as defined in the BCA) by the Redemption Price (as defined in the BCA).

The foregoing description of the Finder’s Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Finder’s Agreement, which is attached hereto as Exhibit 10.7.

Item 7.01 Regulation FD Disclosure

On November 3, 2025, the SPAC and the Company jointly issued a press release announcing their entry into the BCA. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act.

Additional Information and Where to Find It

In connection with the proposed transaction, the SPAC intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement for the shareholders of the SPAC that also constitutes a prospectus of the SPAC. The SPAC urges investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about the SPAC, the Company, Amalco and the proposed transactions. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of the SPAC as of a record date to be established for voting on the proposed transactions. Shareholders will also be able to obtain a copy of the proxy statement/prospectus, without charge by directing a request to eric.zhang@herculescapital.group. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions described herein, and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the SPAC or the Company,  or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

The SPAC, the Company and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of the SPAC is set forth in the SPAC’s most recent Annual Report on Form 10-K, which was filed with the SEC on December 26, 2024. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the proposed transaction involving the SPAC and the Company, and the ability to consummate the proposed transaction. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely”, “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely or at all obtain shareholder approval for the proposed transaction or the failure to timely or at all obtain any required regulatory approval; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of involving the SPAC and the Company to consummate the proposed transaction; (iii) the possibility that other anticipated benefits of the proposed transaction will not be realized, and the anticipated tax treatment of the proposed transaction; (iv) the occurrence of any event that could give rise to termination of the proposed transaction; (v) the risk that shareholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (vi) changes in general economic and/or industry specific conditions; (vii) possible disruptions from the proposed transaction that could harm the Company business; (viii) the ability of the Company to retain, attract and hire key personnel; (ix) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and any epidemic, pandemic or disease outbreak, as well as management’s response to any of the aforementioned factors; and (xiii) other risk factors as detailed from time to time in the SPAC’s reports filed with the SEC, including the SPAC’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Neither the SPAC nor the Company can give any assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, neither the SPAC nor the Company undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits

2.1*	Business Combination Agreement, dated as of October 29, 2025, by and among Eureka Acquisition Corp, Marine Thinking Inc. and 17358750 Canada Inc.
10.1	Support Agreement, dated as of October 29, 2025 by and among Hercules Capital Management Corp, Eureka Acquisition Corp and Marine Thinking Inc.
10.2*	Voting Agreement, dated as of October 29, 2025 by and among certain shareholders of Marine Thinking Inc., Eureka Acquisition Corp and Marine Thinking Inc.
10.3	Form of Registration Rights Agreement, by and among Eureka Acquisition Corp, Marine Thinking Holdings Inc., Hercules Capital Management Corp and certain other parties.
10.4	Form of Lock-Up Agreement, by Hercules Capital Management Corp and certain shareholders of Marine Thinking Inc.
10.5	Option Purchase Agreement, by and between Hercules Capital Management Corp and Marine Thinking Inc.
10.6	Option Assignment Agreement, by and between Marine Thinking Inc. 17323204 Canada Inc.
10.7*	Finder’s Agreement, dated April 1, 2025, by and between Eureka Acquisition Corp and Alpha Innovators Limited.
99.1	Press Release dated November 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eureka Acquisition Corp

	By:	/s/ Fen Zhang
	Name:	Fen Zhang
	Title:	Chief Executive Officer

Date: November 3, 2025